Exhibit (q)

LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints J. Garrett Stevens his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements of Exchange Traded Concepts Trust under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

/s/ Stuart Strauss
Dated: December 9, 2021	Trustee

LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints J. Garrett Stevens his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements of Exchange Traded Concepts Trust under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

/s/ Mark A. Zurack
Dated: December 9, 2021	Trustee

LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints J. Garrett Stevens his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements of Exchange Traded Concepts Trust under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

/s/ Timothy Jacoby
Dated: December 9, 2021	Trustee

LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints J. Garrett Stevens his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements of Exchange Traded Concepts Trust under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

/s/ Linda Petrone
Dated: December 9, 2021	Trustee

LIMITED POWER OF ATTORNEY

The undersigned hereby constitutes and appoints J. Garrett Stevens his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements of Exchange Traded Concepts Trust under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

/s/ James J. Baker Jr.
Dated: December 9, 2021	Treasurer